Exhibit 99.2 Company Overview December 2019 1 ©2 ©201 019 K 9 KA ALE LEIDO IDO™ ™Exhibit 99.2 Company Overview December 2019 1 ©2 ©201 019 K 9 KA ALE LEIDO IDO™ ™

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the anticipated use of our existing cash resources, the duration for which our existing capital resources will fund our operations, the therapeutic potential of our Microbiome Metabolic Therapy (MMT) candidates, the timing of initiation, completion and reporting of results of our clinical studies and our strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the Phase 2 clinical trial for KB195 for the treatment of UCD, including timeline for completion and reporting of results, the preclinical and clinical development and safety profile of our MMT candidates and timelines associated with the programs for such MMT candidates, whether and when, if at all, our MMT candidates will receive approval from the U.S. Food and Drug Administration or other applicable regulatory agencies, if any, competition from other biotechnology companies, and other risks identified in our SEC filings, including the most recently filed 10-Q. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. 2 ©2019 KALEIDO™Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the anticipated use of our existing cash resources, the duration for which our existing capital resources will fund our operations, the therapeutic potential of our Microbiome Metabolic Therapy (MMT) candidates, the timing of initiation, completion and reporting of results of our clinical studies and our strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the Phase 2 clinical trial for KB195 for the treatment of UCD, including timeline for completion and reporting of results, the preclinical and clinical development and safety profile of our MMT candidates and timelines associated with the programs for such MMT candidates, whether and when, if at all, our MMT candidates will receive approval from the U.S. Food and Drug Administration or other applicable regulatory agencies, if any, competition from other biotechnology companies, and other risks identified in our SEC filings, including the most recently filed 10-Q. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. 2 ©2019 KALEIDO™

The Kaleido Opportunity Human-Centric Faster, More Broad Pipeline Proprietary Discovery & Cost-Efficient with Large Market Chemistry Development Clinical Model Opportunity Platform First Company with Novel Chemistry to Systematically Drive Functional Outputs of the Microbiome and Rapidly Translate its Promise into Solutions for Patients 3 ©2019 KALEIDO™The Kaleido Opportunity Human-Centric Faster, More Broad Pipeline Proprietary Discovery & Cost-Efficient with Large Market Chemistry Development Clinical Model Opportunity Platform First Company with Novel Chemistry to Systematically Drive Functional Outputs of the Microbiome and Rapidly Translate its Promise into Solutions for Patients 3 ©2019 KALEIDO™

Delivered Positive Clinical Data in 2019 to Support Lead Programs

Further Validation of MMT Platform

- **KB195 – Urea Cycle Disorders**
  - **RESULTS:** Small open label clinical study of KB195 showed reduction in urinary ^{15}N excretion (biomarker of ammonia production) in 2 out of 3 well-controlled UCD patients
  - **NEXT TRIAL: Phase 2 clinical trial underway** in inadequately controlled UCD patients to evaluate KB195 on plasma ammonia levels; data expected in mid-2020

- **KB174 – Cirrhosis**
  - **RESULTS:** Controlled clinical study of 29 cirrhotic patients treated with KB174 and maltodextrin; KB174 demonstrated a **26% median reduction** in urinary ^{15}N excretion compared to baseline.
    - In *ex vivo* testing, KB174 demonstrated **a decrease in MDR pathogens**; patients with cirrhosis have an increased risk of developing infections
  - **NEXT STUDY:** Plan to **initiate clinical study 2H 2020** evaluating KB174 in patients with HE

KB195 and KB174 were **generally well tolerated** with no clinically significant or serious treatment-related adverse events observed

Pathologies Resulting from an Excess of Ammonia in the Blood



Decrease Production of Ammonia

Significant Unmet Medical Need

Urea Cycle Disorders (UCD)
Hepatic Encephalopathy (HE)

Note(s):
1. See following slide for definitions of clinical trials and clinical studies.

4 ©2019 KALEIDO™

Broad Pipeline of Microbiome Metabolic Therapies (MMT™)

Clinical Data in Two Patient Populations

PROGRAM	Target	Mechanism of Action	Development Status
Urea Cycle Disorders (KB195)	Ammonia	Decrease Production of Metabolites	Clinical study[1] in patients (Completed Clinical Study); Phase 2 clinical trial under IND/CTAs (Clinical Study or Trial in Progress)
Hepatic Encephalopathy (KB174)	Ammonia	Decrease Production of Metabolites	Clinical study[1] in healthy volunteers (Completed Clinical Study); Clinical study[1] in patients with cirrhosis (Completed Clinical Study)
Multi-Drug Resistant (MDR) Bacterial Infections (KB109)	MDR Pathogens	Advantage/Disadvantage Certain Species	Clinical study[1] in patients colonized with MDR pathogens (Clinical Study or Trial in Progress)
Cardiometabolic & Liver Diseases	TMA/Others	Decrease Production of Metabolites	Mechanistic, *in-vivo* work (*Ex vivo* or *in vivo* Work in Progress)
Immuno-oncology	Tumor Response	Decrease Production of Metabolites; Advantage/Disadvantage Certain Species; Increase Production of Metabolites	*Ex vivo* testing, *in-vivo* work (*Ex vivo* or *in vivo* Work in Progress)

Mechanism of Action: Decrease Production of Metabolites; Advantage/Disadvantage Certain Species; Increase Production of Metabolites; Completed Clinical Study; Clinical Study or Trial in Progress; *Ex vivo* or *in vivo* Work in Progress

Note(s):
1. Our **human clinical studies** of our MMT candidates are conducted under regulations supporting research with food, evaluating safety, tolerability and potential markers of effect in human subjects. For MMT candidates that are further developed as therapeutics, the Company conducts **clinical trials** under an Investigational New Drug (IND) or regulatory equivalent outside the U.S., and in Phase 2 or later development.

5
©2019 KALEIDO™

The Microbiome Organ Has the Potential to Address a Broad Range of Diseases


Indigenous Bacteria from Gut Microbiota Regulate Host Serotonin Biosynthesis
Gut Microbiota Regulate Motor Deficits and Neuroinflammation in a Model of Parkinson's Disease
Science
Anticancer immunotherapy by CTLA-4 blockade relies on the gut microbiota
The severity of NAFLD is associated with gut dysbiosis and shift in the metabolic function of the gut microbiota
Gut bacteria from multiple sclerosis patients modulate human T cells and exacerbate symptoms in mouse models
Microbiota Modulate Behavioral and Physiological Abnormalities Associated with Neurodevelopment Disorders
PERSPECTIVE
nature
Human nutrition, the gut microbiome and the immune system
Gut microbiome modulates response to anti-PD-1 immunotherapy in melanoma patients nature
ARTICLES
An obesity-associated gut microbiome with increased capacity for energy harvest


Metabolic Health
NASH/NAFLD
Chronic Kidney Disease
Metabolic Syndrome
Nitrogen Metabolism
Urea Cycle Disorders
Hepatic Encephalopathy
Microbial Ecology
MDR Pathogens
GvHD
Immune Modulation
Oncology
IBD
Primary Sclerosing Cholangitis
CNS
Autism Spectrum
Multiple Sclerosis
Parkinson's Disease

6
©2019 KALEIDO™

Kaleido Has a Unique and More Evolved Approach



FOCUS
Functions
of the
Microbiome
Composition
of the
Microbiome
Subtract
Bacteria
"Kill the bugs"
(e.g. Antibiotics)
Add
Bacteria
"Bugs as drugs"
(e.g. fecal microbiota transplants,
bacterial therapy)
Drive
Existing Bacteria
Kaleido
Microbiome Metabolic
Therapies, or MMTs
(i.e. targeted glycans)
KNOWLEDGE
OVER TIME

Unique Chemistries that Can Drive the Functional Output of the Microbiome

7
©2019 KALEIDO™

Glycans are a Major Modality Shaping the Gut Microbiome

Kaleido is Using Novel Chemistry to Develop Proprietary, Synthetic Glycans



REVIEWS

How glycan metabolism shapes the human gut microbiota

Nicole M. Koropatkin, Elizabeth A. Cameron and Eric C. Martens

Primary plant fibre degraders
Plant particle
Animal tissue (meat) particle
Secondary glycan degraders
Primary animal glycan degraders
Mucin degraders
Methanogens
Acetogens
CH_4
Acetate
$SCFAs + CO_2 + H_2$
$SO_4^{2-} + H_2$
H_2S
Sulphate reducers
Mucin-desulphating bacteria
Enhancement of pathogens (e.g., Salmonella)
Tetrathionate
Inflammation, reactive oxygen species
Mucous layer
Mucus damage?
SCFA absorption
Increased tissue health
Tissue damage?

Natural glycans from multiple sources e.g. plant, mucus, meat, microbial, milk



Humans: 17 glycosidases

Microbiome: >3000 carbohydrate-active enzymes (CAZYmes)



CREATION OF LIBRARIES OF SYNTHETIC GLYCANS (MMTs)
Mono-
Oligo-
Poly-
saccharide
+ Multiple bond types, and branching
$K = \frac{[DP_n][monomer]}{[DP_{(n+1)}][H_2O]}$

1,500+ MMTs in our library:

- **Novel and proprietary: structurally complex** & distinct ensembles
- Related to a class **that is Generally Recognized as Safe (GRAS),** enabling rapid advancement into human clinical studies

8 ©2019 KALEIDO™ Source: Koropatkin et al., *Nature Reviews Microbiology*, 10, 323–335 (2012)

Our Microbiome Metabolic Therapies (MMTs) Provide Unique Advantages

CHARACTERISTICS		ADVANTAGES
Targeted, disease-specific activity	>	Metabolic output of microbiome not attainable from commercially available glycans
Directional taxonomic changes are translated from *ex vivo* to in human	>	*Ex vivo* assay predicts response in humans
Target genes and enzymes across taxa rather than only in specific species	>	Translates from healthy subjects to patients Broader impact than LBPs[1] (single strains or consortia)
Limited systemic exposure	>	Potentially minimizes off-target biological effects

9 ©2019 KALEIDO™ Note(s): 1. Lahti, L. et al. 013. *Peer Journal* 1:e32; Company data on file

Human-Centric Discovery & Development Platform

1

***EX VIVO* SCREENING IN HEALTHY MICROBIOME SAMPLES**

2

***EX VIVO* TESTING IN PATIENT MICROBIOME SAMPLES**


Human Data Drives Learning and MMT Optimization
Healthy Volunteers
&
Patients

3

RAPID ADVANCEMENT INTO HUMAN CLINICAL STUDIES[1,2]

Data Collected at Every Stage to Leverage Computational Capability

MMT DECISION POINT

- File IND or global equivalent and Proceed to Phase 2 or later
- Pursue Non-Drug Development Pathway/Commercialization

Note(s): 1. In some cases we will use *in vivo* models prior to initiating a human clinical study to enhance our understanding of disease mechanisms and biomarkers.
2. Our human clinical studies of our MMT candidates are conducted under regulations supporting research with food, evaluating safety, tolerability and potential markers of effect. For MMT candidates pursuing a drug development pathway, an IND or regulatory equivalent outside the U.S. will be filed; for those that we elect to continue on a non-drug development pathway, INDs or regulatory equivalent outside the U.S. will not be required.

10
©2019 KALEIDO™

Our MMTs Enable Faster, More Cost-Efficient Discovery & Development


Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Kaleido's Human-Centric Discovery and Development[1]
<3 Years
Discovery
1 Year
Human Clinical Studies
2 Years
IND
Start Phase 2/3
Traditional Pharmaceutical R&D[2]
5-7 Years
Discovery, Preclinical
~5 Years
IND
Phase 1
~1.5 Years
Start Phase 2 or later

Chemistry & Human-Centric Model Advantages

- ✓ Rapid advancement into human clinical studies: ~2 years to Phase 2 trial with KB195
- ✓ Small molecule unit manufacturing is efficient and scalable
- ✓ 1/10th of cost to IND compared to traditional model

☆ Kaleido IND[1]

Start Phase 2/3

- ✓ Discovery (human *ex vivo*)
- ✓ Abbreviated preclinical data
- ✓ Scale for Phase 2/3
- ✓ Human clinical safety, tolerability
- ✓ Dose-response
- ✓ Biomarkers may also be a surrogate for efficacy

☆ Traditional IND

Start Phase 1

- ✓ Discovery Data
- ✓ Animal Data
- ✓ Scale to Phase 1

Note(s): 1. To date with respect to KB195, which we have decided to develop as a drug candidate
2. DiMasi, Joseph, et al., *Journal of Health Economics*, 2016, 47, 20-23.

11
©2019 KALEIDO™

Urea Cycle Disorders: Rare Inborn Errors of Metabolism Resulting in Inability to Clear Ammonia

LIVER
Main Site of Ammonia Clearance


GUT
Ammonia Production
NH_3
NH_3
NH_3
BRAIN
Main Site of Ammonia Toxicity

Urea Cycle Disorders (UCD)
KB195

- **Inability to metabolize ammonia** due to inborn deficiency of enzymes in the urea cycle
  - A significant proportion of ammonia is produced by the microbiome and absorbed from the gut
  - Results in ammonia accumulation in the brain where it can cause irreversible brain damage, coma and/or death
- **Rare disease** with ~3,000 patients in U.S.; ~4,500 in E.U.
  - Liver transplant is a practical cure although does not revert preexisting neurological damage; performed in <40 patients per year in U.S.
- **Limited available treatment options** to:
  - Lower chronic ammonia levels
  - Reduce the risk of life-threatening hyperammonemic crises

12 ©2019 KALEIDO™

Sources: Batshaw, M. L., et. al. (2014). *Molecular Genetics and Metabolism*, 113(0), 127-130; Häberle, J, et al. *Journal of Inherited Metabolic Disorders*, 2019;1-39; Company reports

Clinical Program for KB195 in UCD: Phase 2 Data Expected Mid-2020 • Safety/tolerability of KB195 in healthy volunteers Healthy Clinical study • Impact on microbiome-derived nitrogen metabolism as measured by (completed) Volunteers nitrogen tracer in urine • Safety/tolerability of KB195 in 4 patients with well-controlled UCD Clinical study • Impact on ammonia measured by nitrogen metabolism in blood (completed) and urine UCD Patients Ongoing Phase 2 open label clinical trial Data expected mid-2020 • 18-24 patients inadequately controlled on standard of care • 8-week treatment period; dose escalated from 9 g (BID) to 36 g (BID) • Evaluating ammonia levels, including proportion of patients with ³15 percent decrease in fasting plasma ammonia • Safety and tolerability 2018 2019 1H 2020 2H 2021 13 ©2019 KALEIDO™Clinical Program for KB195 in UCD: Phase 2 Data Expected Mid-2020 • Safety/tolerability of KB195 in healthy volunteers Healthy Clinical study • Impact on microbiome-derived nitrogen metabolism as measured by (completed) Volunteers nitrogen tracer in urine • Safety/tolerability of KB195 in 4 patients with well-controlled UCD Clinical study • Impact on ammonia measured by nitrogen metabolism in blood (completed) and urine UCD Patients Ongoing Phase 2 open label clinical trial Data expected mid-2020 • 18-24 patients inadequately controlled on standard of care • 8-week treatment period; dose escalated from 9 g (BID) to 36 g (BID) • Evaluating ammonia levels, including proportion of patients with ³15 percent decrease in fasting plasma ammonia • Safety and tolerability 2018 2019 1H 2020 2H 2021 13 ©2019 KALEIDO™

Lactose-[^{15}N]-ureide Tracer for Assessing Ammonia Metabolism



Intestine
Lactose-[15N]-ureide
Lactose
Enzymatic cleavage
(15N15N)Urea
CO2
Bacterial urease
2 15NH3
Excreted in stool
Blood
15NH3 + 14NH3
15 N14NUrea
Liver
15NH3
15 N14NUrea
Excreted in urine

- The microbiome contributes to ammonia production in the gut through protein degradation and cleavage of host-derived urea
- Proposed MoA: MMTs reduce nitrogen metabolism by bacterial enzymes in the gut, decreasing free ammonia (including $^{15}NH_3$) available for absorption which results in a reduction in excretion of ^{15}N in urine
- Tracer model has been used previously evaluating lactulose, which showed ~20% reduction in urinary ^{15}N excretion and is approved for HE.

Sources: De Preter V. et al., *Alimentary Pharmacology & Therapeutics* 23, 963-974 (2006); Lactulose prescribing information; Morrison DJ, *European Journal of Clinical Nutrition* (2003) 57,1017–1024; Wutzke, KD, *European Journal of Clinical Nutrition*, 1997 Jan; 51(1):11-9.

14 ©2019 KALEIDO™

KB195 Clinical Study: Significantly Reduced a Biomarker of Ammonia Production in Healthy Volunteers KB195 Demonstrated a 33% Median Decrease in • KB195 chosen based on its ability to reduce ammonia in ex vivo 15 Urinary N Excretion Compared to Baseline screening and testing in healthy and patient microbiomes 41% Decrease Compared to Negative Control KB195 ex vivo testing reduced ammonia in all UCD patient microbiome samples n=11 n=12 • Subsequently evaluated in randomized, controlled, double-blind n=12 clinical study in healthy volunteers administered a high protein diet; nitrogen metabolism measured using tracer • No clinically significant safety signals observed and no serious treatment-emergent adverse events Negative KB195 Comparator 2 control glycan • Generally well tolerated and fewer patients (4/12) on KB195 Results from 36 g BID dose reported diarrhea (based on the Bristol Stool Scale) compared to comparator glycan (10/12) Note(s): 1.The study also included an additional comparator glycan arm. Operational challenges resulted in interruptions in the dosing schedule and, as such, the incomplete comparator glycan arm data are not reported here. 15 ©2019 KALEIDO™ 2. p=0.0126 Ammonia Reduction Relative to Control (%) 15 Urine N Excreted: % Change from BaselineKB195 Clinical Study: Significantly Reduced a Biomarker of Ammonia Production in Healthy Volunteers KB195 Demonstrated a 33% Median Decrease in • KB195 chosen based on its ability to reduce ammonia in ex vivo 15 Urinary N Excretion Compared to Baseline screening and testing in healthy and patient microbiomes 41% Decrease Compared to Negative Control KB195 ex vivo testing reduced ammonia in all UCD patient microbiome samples n=11 n=12 • Subsequently evaluated in randomized, controlled, double-blind n=12 clinical study in healthy volunteers administered a high protein diet; nitrogen metabolism measured using tracer • No clinically significant safety signals observed and no serious treatment-emergent adverse events Negative KB195 Comparator 2 control glycan • Generally well tolerated and fewer patients (4/12) on KB195 Results from 36 g BID dose reported diarrhea (based on the Bristol Stool Scale) compared to comparator glycan (10/12) Note(s): 1.The study also included an additional comparator glycan arm. Operational challenges resulted in interruptions in the dosing schedule and, as such, the incomplete comparator glycan arm data are not reported here. 15 ©2019 KALEIDO™ 2. p=0.0126 Ammonia Reduction Relative to Control (%) 15 Urine N Excreted: % Change from Baseline

KB195 Clinical Study in Patients with Well-Controlled UCD Reinforce Results in Healthy Subjects that KB195 Reduces Biomarker of Ammonia Production 15 1 • N tracer data suggestive of KB195 activity • Open-label, single-arm, clinical study enrolled 4 in reducing nitrogen metabolism, a biomarker patients with well-controlled UCD who received of ammonia production KB195 in addition to standard of care 15 – Decrease in urinary N in 2 of 3 evaluable • No clinically significant safety signals observed and patients no serious treatment-emergent adverse events 15 – Increase in N in stool in 4 of 4 patients • Generally well tolerated based on measures that 20 included Gastrointestinal Tolerability Questionnaire 10 (GITQ) and Bristol Stool Scale (BSS) 0 -10 -20 -30 • Plasma ammonia levels were within the normal -40 range at baseline and remained normal -50 -60 -70 -80 Patient 2 Patient 3 Patient 4 Results from 36 g BID dose 15 Note(s): 1. In the process of analyzing the data for the KB174 studies, errors were found in the prior reporting of N tracer data. These data have been updated and 15 do not change the clinical interpretation. The mean decrease (n=3) previously reported for urinary N was 15% vs. 45% (corrected). The median decrease is 68%. 16 ©2019 KALEIDO™ Patient 1 was excluded from urine analysis due to missing urine collection hours 0 to 24. Percent Change from Baseline (%) 15 in Urine Labelled ( N-nitrogen) ExcretionKB195 Clinical Study in Patients with Well-Controlled UCD Reinforce Results in Healthy Subjects that KB195 Reduces Biomarker of Ammonia Production 15 1 • N tracer data suggestive of KB195 activity • Open-label, single-arm, clinical study enrolled 4 in reducing nitrogen metabolism, a biomarker patients with well-controlled UCD who received of ammonia production KB195 in addition to standard of care 15 – Decrease in urinary N in 2 of 3 evaluable • No clinically significant safety signals observed and patients no serious treatment-emergent adverse events 15 – Increase in N in stool in 4 of 4 patients • Generally well tolerated based on measures that 20 included Gastrointestinal Tolerability Questionnaire 10 (GITQ) and Bristol Stool Scale (BSS) 0 -10 -20 -30 • Plasma ammonia levels were within the normal -40 range at baseline and remained normal -50 -60 -70 -80 Patient 2 Patient 3 Patient 4 Results from 36 g BID dose 15 Note(s): 1. In the process of analyzing the data for the KB174 studies, errors were found in the prior reporting of N tracer data. These data have been updated and 15 do not change the clinical interpretation. The mean decrease (n=3) previously reported for urinary N was 15% vs. 45% (corrected). The median decrease is 68%. 16 ©2019 KALEIDO™ Patient 1 was excluded from urine analysis due to missing urine collection hours 0 to 24. Percent Change from Baseline (%) 15 in Urine Labelled ( N-nitrogen) Excretion

Hepatic Encephalopathy: Cognitive Dysfunction as a Result of Liver Disease, including Cirrhosis

LIVER

Main Site of Ammonia Clearance



GUT
Ammonia Production
NH₃
NH₃
NH₃
BRAIN
Main Site of Ammonia Toxicity

Hepatic Encephalopathy (HE)
KB174

- Clinical spectrum from covert neurocognitive findings to overt neuropsychiatric abnormalities in patients with liver dysfunction
  - Impact of Health-Related Quality of Life impairment is felt by patients, caregivers and families
  - Patients at risk for **poor clinical outcomes** and **reduced survival**
- **~500,000 patients in U.S., ~800,000 in E.U.**; many have not been diagnosed
- Two current approved treatments for Overt HE (OHE); **unmet needs for patients with OHE:**
  - Reduce OHE episodes and infection risk
  - More tolerable therapy
- **No current approved treatment** for Minimal HE (MHE); opportunity to reverse MHE and reduce OHE events

17 ©2019 KALEIDO™

Sources: Montgomery, J. Y., & Bajaj, J. S. (2011), *Current Gastroenterology Reports*, 13, 26-33; Montagnese, S. & Bajaj, J.S. *Drugs* (2019) 79(Suppl 1): 11; Flamm, S. *American Journal of Managed Care* 24:S51-S61. Company reports

KB174 Clinical Study in Patients with Cirrhosis: Study Design

- A randomized, double-blind clinical study comparing the effect of KB174 to maltodextrin (a negative control) on urinary nitrogen ^{15}N excretion in patients with well-compensated liver cirrhosis
- Primary outcome: change in ^{15}N in urine in response to an amino acid challenge, from Baseline to Tracer Period 2 for KB174 compared to maltodextrin; additional measures included safety and tolerability



Treatment/Intake Period (28 days)
Escalated dose every 7 days
Screening
Day -35 to -8
Run-in
(7 Days)
KB174
Maltodextrin
9 g BID
18 g BID
27 g BID
36 g BID
9 g BID
18 g BID
27 g BID
36 g BID
Washout
(15 days)
Visits on Day 29 and 43
Baseline
Tracer Period 1
Day -3, -2 and -1
Amino acid challenge on Day -3
Tracer Period 2
Day 26, 27 & 28
Amino acid challenge on Day 26

18 ©2019 KALEIDO™

Clinical Study of KB174 in Cirrhotic Patients: Positive Top-Line Data Show Reduction in a Biomarker of Ammonia Production KB174 Demonstrated a 26% Median Reduction 15 • Patients treated with KB174 had a 26% median in Urinary N Excretion Compared to Baseline 15 in Cirrhotic Patients reduction in urinary N excretion compared to 23% Reduction Compared to Maltodextrin baseline vs. maltodextrin which had a 3% median reduction compared to baseline – Lactulose, an approved product for HE, showed ~20% 15 reduction in a similar study using urinary N tracer model • No clinically significant or serious treatment-related adverse events were observed • KB174 was generally well tolerated based on measures that included the GITQ and BSS • Previously KB174 demonstrated a decrease in MDR pathogens ex vivo • Plan to initiate a study of KB174 evaluating clinical endpoints in patients with HE – FDA recent feedback: Kaleido could open an IND with a Phase 3 pivotal trial if it elects to do so 19 ©2019 KALEIDO™Clinical Study of KB174 in Cirrhotic Patients: Positive Top-Line Data Show Reduction in a Biomarker of Ammonia Production KB174 Demonstrated a 26% Median Reduction 15 • Patients treated with KB174 had a 26% median in Urinary N Excretion Compared to Baseline 15 in Cirrhotic Patients reduction in urinary N excretion compared to 23% Reduction Compared to Maltodextrin baseline vs. maltodextrin which had a 3% median reduction compared to baseline – Lactulose, an approved product for HE, showed ~20% 15 reduction in a similar study using urinary N tracer model • No clinically significant or serious treatment-related adverse events were observed • KB174 was generally well tolerated based on measures that included the GITQ and BSS • Previously KB174 demonstrated a decrease in MDR pathogens ex vivo • Plan to initiate a study of KB174 evaluating clinical endpoints in patients with HE – FDA recent feedback: Kaleido could open an IND with a Phase 3 pivotal trial if it elects to do so 19 ©2019 KALEIDO™

Microbiome Impact on Pathogens and Immune Function

Opportunity to Progress Development for Multi-drug Resistant Infections and Additional Diseases Caused by Imbalance of Immune Function Resulting from Dysbiosis

Multi Drug Resistant Pathogens
KB109

- **Multi-drug resistant (MDR) infections** are a global health crisis
- CDC has estimated that in **the U.S. each year, more than 2.8 million** antibiotic-resistant infections occur and more than **35,000 people die** from these infections
- Patients undergoing **liver or hematopoietic stem cell transplantation (HSCT)** at high risk of infections
- Beyond MDR infections, have broader potential applications of **immune homeostasis**
  - Potential to address certain bacteria that are implicated in immune-modulated diseases

Potential in Other Diseases



MMT Therapy
Pathobiont expansion
Loss of beneficial microbes
Decreased diversity
Overactive/inappropriate immune response driven by pathogens/pathobionts
Dysbiosis
Decreased/exhausted immune response
Reducing inflammatory responses
Immune cell 'boost'
GOAL:
Reduce infection or decrease inflammation, for improved disease outcomes
(e.g., MDR pathogens)
GOAL:
Increase immune cell activation & improved disease outcomes
(e.g., immuno-oncology)

20 ©2019 KALEIDO™

Source: CDC. Antibiotic Resistance Threats in the United States, 2019

KB109 in Multi-Drug Resistant Pathogens, a Growing Public Health Threat Ex Vivo Testing Ex Vivo Screening 1 2 3 KB109 Observed to Reduce Our MMTs Observed to Pathogens by a Median • Initiated clinical study of KB109 in Reduce Pathogens of 45% Relative to Control patients colonized with multi-drug in 10 of 13 Samples resistant pathogens (data expected mid-2020) • Up to 50 patients evaluating reduction of relative abundance of pathogens, safety and tolerability Hours Microbiome Samples from 13 ICU Patients 21 ©2019 KALEIDO™ % Pathogen Pathogen Reduction Relative to Control (%)KB109 in Multi-Drug Resistant Pathogens, a Growing Public Health Threat Ex Vivo Testing Ex Vivo Screening 1 2 3 KB109 Observed to Reduce Our MMTs Observed to Pathogens by a Median • Initiated clinical study of KB109 in Reduce Pathogens of 45% Relative to Control patients colonized with multi-drug in 10 of 13 Samples resistant pathogens (data expected mid-2020) • Up to 50 patients evaluating reduction of relative abundance of pathogens, safety and tolerability Hours Microbiome Samples from 13 ICU Patients 21 ©2019 KALEIDO™ % Pathogen Pathogen Reduction Relative to Control (%)

Research Pipeline: New Disease Opportunities & Enhancing Knowledge of MMTs

AREA OF FOCUS	Collaborator	Status
Cardiometabolic and Liver Diseases – *Related metabolic pathways e.g. TMA*	N/A	• Two lead MMTs identified in *ex vivo* testing • Mechanistic work ongoing to evaluate MMTs in validated preclinical models • Pending results from mechanistic work prepare for clinical study by YE 2020
Immuno-oncology – *Enhancing response to checkpoint therapy*	GUSTAVE ROUSSY CANCER CAMPUS GRAND PARIS	• Collaboration with Gustave Roussy initiated in September 2019 • *Ex vivo* screen to identify MMTs that drive changes in microbial communities associated with favorable response to treatment • Gustave Roussy to utilize advanced preclinical models to identify MMTs that stimulate targeted therapeutic responses • *In vivo* results from collaboration expected in Q4 2020
Glycan chemistry and utilization – *Physiology & metabolism of MMTs*	**Jeffrey Gordon, MD** Washington University in St. Louis School of Medicine	• WUSL collaboration initiated in October 2019 • Gnotobiotic preclinical models combined with computational methods to further identify molecular pathways of how MMTs can modify functional configuration of the gut microbiome and its metabolic outputs

22 ©2019 KALEIDO™

Manufacturing is a Core Strategic Advantage



Proprietary Methods
Standard Small Molecule
Unit Operations
Scalable and Transferable



Internal Manufacturing

Production for *ex vivo*, toxicology, and human clinical studies

3rd Party Manufacturers

Large scale production for clinical trials and future commercial supply (Thermo Fisher Scientific)

- Efficient and scalable process
- Internal capability to manufacture 12 MMTs per year; potential to double by early 2020
- Completed tech transfer to Thermo Fisher in ~6 months, scaled to 1,000 kg with capability to increase by >40X
- 4 metric tons of KB195 manufactured for Phase 2 trial and toxicology

23 ©2019 KALEIDO™

Robust Global IP Portfolio 9 U.S. Patents + 2 EPO Patents: • Glycan pharmaceutical compositions (Europe) • Methods to reduce ammonia (U.S.) • Methods to treat pathogen colonization (U.S.) • Methods to treat diarrhea (U.S.) • Methods to treat dysbiosis (U.S.) • Catalyst compositions (U.S. and Europe) 100+ Non-Provisional Applications Pending, Worldwide in 20+ Regions/Countries • Glycan compositions • Methods to treat immune imbalances (e.g. cancer) • Methods to modulate short chain fatty acids • Methods of making glycans Continued IP Expansion by Filing Patent Applications Directed to Pharmaceutical Compositions, Methods of Treatment and Methods of Manufacture 24 ©2019 KALEIDO™Robust Global IP Portfolio 9 U.S. Patents + 2 EPO Patents: • Glycan pharmaceutical compositions (Europe) • Methods to reduce ammonia (U.S.) • Methods to treat pathogen colonization (U.S.) • Methods to treat diarrhea (U.S.) • Methods to treat dysbiosis (U.S.) • Catalyst compositions (U.S. and Europe) 100+ Non-Provisional Applications Pending, Worldwide in 20+ Regions/Countries • Glycan compositions • Methods to treat immune imbalances (e.g. cancer) • Methods to modulate short chain fatty acids • Methods of making glycans Continued IP Expansion by Filing Patent Applications Directed to Pharmaceutical Compositions, Methods of Treatment and Methods of Manufacture 24 ©2019 KALEIDO™

Significant Progress During 2019

Corporate

- ✓ **Raised $75 million** in February IPO and began trading on NASDAQ (KLDO)
- ✓ **Bolstered manufacturing capabilities,** tech transfer to large-scale manufacturing partner
- ✓ **Strengthened leadership team** with appointments of CSO, CBO, new CFO; expanded SAB & new Board members

Progressed Pipeline

- ✓ **5 clinical studies** initiated for 3 MMT candidates in 3 different patient populations, including:
  - Positive results from KB195 and KB174 in patients with UCD and cirrhosis
  - Phase 2 trial of KB195 in UCD & clinical study of KB109 in MDR pathogens enrolling patients
- ✓ **Further confirmation of regulatory support** for development pathway
  - IND cleared and 6 CTAs approved for KB195
  - FDA feedback allowing for initiation of Phase 3 pivotal trial upon decision to file an IND

Advanced Science

- ✓ ***Ex vivo* & clinical study data** for lead programs and MMT platform presented at scientific meetings
- ✓ **Established I/O collaboration with Gustave Roussy,** Europe's largest cancer treatment center
- ✓ **Initiated research collaboration with Dr. Jeffrey Gordon, Washington University,** founder of the modern microbiome field
- ✓ **Initiated *in vivo* mechanistic work** for lead MMTs in cardiometabolic/liver diseases

25 ©2019 KALEIDO™

Important Catalysts Expected in 2020 ❑ Data from Phase 2 clinical trial of KB195 in patients with UCD (mid-year) ❑ Data from clinical study of KB109 in patients colonized with multi-drug resistant pathogens (mid-year) ❑ Finalize development plan and trial design for HE program; initiate clinical study in patients (2H) ❑ Ready to initiate clinical study, pending results from ongoing cardiometabolic/liver diseases mechanistic work (Q4) ❑ In vivo results from immuno-oncology collaboration with Gustave Roussy (Q4) 26 ©2019 KALEIDO™Important Catalysts Expected in 2020 ❑ Data from Phase 2 clinical trial of KB195 in patients with UCD (mid-year) ❑ Data from clinical study of KB109 in patients colonized with multi-drug resistant pathogens (mid-year) ❑ Finalize development plan and trial design for HE program; initiate clinical study in patients (2H) ❑ Ready to initiate clinical study, pending results from ongoing cardiometabolic/liver diseases mechanistic work (Q4) ❑ In vivo results from immuno-oncology collaboration with Gustave Roussy (Q4) 26 ©2019 KALEIDO™

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World-Class Leadership Team

	Name / Title	Experience	Companies
	**Alison Lawton** President & Chief Executive Officer	Former GM, Genzyme Biosurgery, COO Aura & OvaScience	aura, OvaScience, SANOFI, genzyme
	**Katharine Knobil, M.D.** Chief Medical Officer, Head of R&D	Former CMO, GlaxoSmithKline	gsk
	**Johan van Hylckama Vlieg, Ph.D.** Chief Scientific Officer	Former VP for Microbiome & Human Health Innovation, Chr. Hansen	CHR HANSEN, DANONE, NIZO
	**William Duke** Chief Financial Officer	Former CFO, Pulmatrix and Valeritas	pulmatrix, valeritas, SANOFI, HAEMONETICS
	**Clare Fisher** Chief Business Officer	Former Group VP, Global Head of Transactions & Business Development, Shire	Shire, CUBIST, blueprint, genzyme
	**Jerald Korn, J.D.** General Counsel & Corporate Secretary	Former Senior Vice President, Chief Legal and Administrative Officer, TESARO	TESARO, CUBIST, amag, MILLENNIUM PHARMACEUTICALS, INC
	**Mike Bonney** Executive Chair	Former CEO, Cubist Pharmaceuticals	CUBIST, Biogen

COMPANY BUILDING + THERAPEUTIC AREA BREADTH & TECHNOLOGY DEPTH + CLINICAL DEVELOPMENT & REGULATORY + MANUFACTURING

28 ©2019 KALEIDO™

Collaborating with Gustave Roussy, Pioneer in Immunotherapy and Research in Microbiome and Cancer Gustave Roussy Utilizes Advanced Preclinical Model with Human • Gustave Roussy is a leading center for Microbiomes of Responder (R) and Non-Responder (NR) Patients immunotherapy in Europe – Pioneer in understanding relationship between the microbiome and cancer • Collaboration aimed at improving cancer immunotherapy efficacy by increasing the number of patients who respond to checkpoint inhibitors – Kaleido will analyze intestinal microbiome samples from Microbiome dictates a-PD-1 outcome checkpoint inhibitor non-responder patients and identify MMTs that drive changes in microbial communities associated with favorable response to treatment – Gustave Roussy researchers will use their advanced preclinical models to identify MMTs that stimulate the targeted therapeutic responses • Insights from collaboration expected in Q4 2020 Adapted from: Routy, et. al. Science 05 Jan 2018:Vol. 359, Issue 6371, pp. 91-97; Gopalakrishnan et. al., Science 05 Jan 2018:Vol. 359, Issue 6371, pp. 97-103 29 ©2019 KALEIDO™Collaborating with Gustave Roussy, Pioneer in Immunotherapy and Research in Microbiome and Cancer Gustave Roussy Utilizes Advanced Preclinical Model with Human • Gustave Roussy is a leading center for Microbiomes of Responder (R) and Non-Responder (NR) Patients immunotherapy in Europe – Pioneer in understanding relationship between the microbiome and cancer • Collaboration aimed at improving cancer immunotherapy efficacy by increasing the number of patients who respond to checkpoint inhibitors – Kaleido will analyze intestinal microbiome samples from Microbiome dictates a-PD-1 outcome checkpoint inhibitor non-responder patients and identify MMTs that drive changes in microbial communities associated with favorable response to treatment – Gustave Roussy researchers will use their advanced preclinical models to identify MMTs that stimulate the targeted therapeutic responses • Insights from collaboration expected in Q4 2020 Adapted from: Routy, et. al. Science 05 Jan 2018:Vol. 359, Issue 6371, pp. 91-97; Gopalakrishnan et. al., Science 05 Jan 2018:Vol. 359, Issue 6371, pp. 97-103 29 ©2019 KALEIDO™

MMT Program for Reduction of TMA in Cardiometabolic and Liver Diseases Our top MMTs reduced TMA by >90% • Two lead MMTs identified in ex vivo testing 1 2 in Ex Vivo Screening • Mechanistic work ongoing to evaluate Compared To Control several MMTs through validated preclinical models Control • Will be prepared to initiate clinical study 3 pending results from mechanistic work by YE 2020 30 ©2019 KALEIDO™MMT Program for Reduction of TMA in Cardiometabolic and Liver Diseases Our top MMTs reduced TMA by >90% • Two lead MMTs identified in ex vivo testing 1 2 in Ex Vivo Screening • Mechanistic work ongoing to evaluate Compared To Control several MMTs through validated preclinical models Control • Will be prepared to initiate clinical study 3 pending results from mechanistic work by YE 2020 30 ©2019 KALEIDO™

KB109 in MDR Pathogens was Selected Via an Assay Cascade of Increasing Complexity and Disease Relevance



423 MMTs
55 MMTs
4 MMTs
1 Defined community + Healthy communities
1 Single-strain assay
2 ICU patient communities
Process scale-up and characterization
KB109
2 *Ex vivo* testing in additional patient populations
3 Human study in subjects colonized with MDR organisms
Selection Criteria:
• Best reduction of MDR abundance
• Highest microbiota diversity
• Response in ≥10 of 13 fecal communities
• Highest microbiota diversity
• No growth of **CRE, VRE, *C difficile*** and ***Candida*** strains on MMT
• MMT scalability

31 ©2019 KALEIDO™ Presented at IDWeek 2019: https://kaleido.com/platform/#publications

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